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                                                                    EXHIBIT 10.6

                               PURCHASE AGREEMENT


         This Purchase Agreement (this "Agreement"), dated as of November __, 2002, is entered into by and between Richard C. Liggitt ("Liggitt") and Mobility Electronics, Inc., a Delaware corporation ("Mobility"). Each of the parties hereto is sometimes referred to herein as a "Party", and collectively, as the "Parties".

         1. Background. Mobility, Portsmith, Inc., a Delaware corporation ("Old Portsmith"), certain stockholders of Old Portsmith and Mobility Europe Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Mobility ("New Portsmith"), are parties to that certain Agreement and Plan of Merger, dated as of February 20, 2002 (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, among other things, Old Portsmith was merged with and into New Portsmith and the stockholders of Old Portsmith (the "Stockholders") received an aggregate of 800,000 shares of the common stock, par value $0.01 per share, of Mobility (the "Common Stock"), of which 400,000 shares are currently held in escrow by Jackson Walker L.L.P. ("JW") under a Stock Escrow Agreement, dated as of February 20, 2002, by and among Mobility, JW and Holmes Lundt as the representative of certain persons listed on Schedule I thereto (the "Escrow Agreement"). In addition, pursuant to the terms of the Merger Agreement, the Stockholders are entitled to receive under the Merger Agreement a Performance Earn Out (as defined in the Merger Agreement) and a Revenue Earn Out (as defined in the Merger Agreement). Under the Merger Agreement, Liggitt, as a Stockholder, has received 53,647 shares of Common Stock (the "Liggitt Held Stock"), is entitled to receive up to 53,646 shares of Common Stock held by JW under the Escrow Agreement (the "Liggitt Escrowed Stock"), is entitled to receive 6.1156748% (the "Liggitt Earn Out Share") of the 45.6000000% Performance Earn Out which may be paid under the Merger Agreement, and is entitled to receive 13.4115675% (the "Liggitt Revenue Share") of the 100.0000000% Revenue Earn Out which may be paid under the Merger Agreement (collectively and together with any and all rights, titles and interests related thereto, the "Liggitt Interests").

         2. Sale of the Liggitt Interests. Liggitt hereby sells, assigns and transfers to Mobility the Liggitt Interests, in consideration for which Mobility shall issue to Liggitt a Convertible Subordinated Promissory Note, in the original principal amount of $990,000.00, and otherwise in the form of Exhibit A attached hereto (the "Promissory Note"). Contemporaneously with the execution and delivery of the Promissory Note, Liggitt shall deliver to Mobility a stock certificate representing the Liggitt Held Stock, either endorsed over to Mobility or with appropriate stock powers, executed in blank. The Parties also agree that: (i) the Merger Agreement shall be amended to reflect the assignment from Liggitt to Mobility of the Liggitt Escrowed Stock, the Liggitt Earn Out Shares and the Liggitt Revenue Shares; and (ii) the Escrow Agreement shall be amended to reflect the assignment from Liggitt to Mobility of the Liggitt Escrowed Stock.

         3. Representations and Warranties of the Parties.

            (a) Liggitt hereby represents, warrants and covenants to Purchaser as follows:


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                (i) this Agreement is a legal, valid and binding obligation of
            Liggitt, enforceable against Liggitt in accordance with its terms;

                (ii) Liggitt is the legal and beneficial owner of the Liggitt
            Interests, free and clear of any liens, claims or encumbrances;

                (iii) Liggitt has the right, power and authority to execute and deliver this Agreement and to consummate the transactions set forth herein;

                (iv) the delivery of the Liggitt Interests to Mobility will convey to Mobility legal, valid and marketable title to the Liggitt Interests, free and clear of all liens, security interests, or other encumbrances of any character whatsoever; and

                (v) Liggitt is an "accredited investor" within the meaning of
            Rule 501(a) of Regulation D under the Securities Act of 1933, as amended. Liggitt, by reason of his business and/or financial experience, can be reasonably assumed to have the capacity to protect his own interests in connection with this transaction.

            (b) Mobility hereby represents, warrants and covenants to Liggitt as follows:

                (i) this Agreement and the Promissory Note are legal, valid and binding obligations of Mobility, enforceable against Mobility in accordance with their respective terms;

                (ii) Mobility has the right, power and authority to execute and deliver this Agreement and the Promissory Note and to consummate the transactions set forth herein and therein; and

                (iii) Mobility has reserved from its authorized but unissued shares of Common Stock sufficient shares to be issued upon conversion of the Promissory Note.

            (c) THE PARTIES ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO OBTAIN, AND HAVE OBTAINED, ADVICE ON THE TERMS OF THIS AGREEMENT FROM INDEPENDENT LEGAL COUNSEL RETAINED TO REPRESENT THEM IN THIS MATTER AND ARE EXERCISING THEIR OWN INDEPENDENT JUDGMENT IN EXECUTING THIS AGREEMENT. EACH OF THE PARTIES HAS CONDUCTED ITS OWN ANALYSIS REGARDING, AND DUE DILIGENCE CONCERNING, THIS AGREEMENT, AND IN THE CASE OF LIGGITT, THE COMPANY, INCLUDING WITHOUT LIMITATION, ITS FINANCIAL CONDITION AND OPERATIONS. ALTHOUGH ONE PARTY OR THE OTHER MAY HAVE PREPARED CERTAIN OF THE LANGUAGE IN THIS AGREEMENT, THIS AGREEMENT IS THE PRODUCT OF ARMS-LENGTH NEGOTIATIONS BETWEEN SOPHISTICATED PARTIES. EACH PARTY WAIVES ANY RULE OF CONTRACT CONSTRUCTION WHEREBY AN AMBIGUITY WOULD BE CONSTRUED AGAINST THE DRAFTING PARTY.

            (d) THE PARTIES FURTHER EACH WARRANT AND REPRESENT THAT NO PROMISE OR INDUCEMENT HAS BEEN OFFERED EXCEPT AS SET FORTH HEREIN. THIS AGREEMENT IS EXECUTED WITHOUT RELIANCE UPON ANY ORAL, WRITTEN, EXPRESS OR IMPLIED REPRESENTATIONS, STATEMENTS, PROMISES, WARRANTIES OR OTHER INDUCEMENT OF ANY NATURE OR SORT MADE BY ANY PERSON OR PARTY OTHER THAN AS IS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PROMISSORY NOTE AND THE SETTLEMENT AGREEMENT


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(AS DEFINED IN SECTION 4 BELOW). EACH OF THE PARTIES AGREES THAT ANY OMISSIONS
OF FACTS CONCERNING THE MATTERS COVERED BY THIS AGREEMENT ARE OF NO CONSEQUENCE IN THE DETERMINATION TO EXECUTE THIS AGREEMENT.

         4. Entire Agreement. This Agreement, the Promissory Note and the Compromise Settlement Agreement, dated ________, 2002, by and among Liggitt, the Company and certain other persons and entities (the "Settlement Agreement"), contains the entire agreement among the Parties with respect to the transactions contemplated herein, and supercedes all prior agreements, written or oral, and letters with respect hereto. This Agreement may be amended or superseded, and the terms and conditions hereof may be waived only by a written instrument signed by each of the Parties, or, in the case of a waiver, by the Party waiving compliance.

         5. Governing Law and Venue. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. The Parties agree that any action arising from this Agreement shall be filed in the Superior Court of the State of California, County of Orange, and the Parties further agree to submit to the jurisdiction of that Court.

         6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall be considered one and the same instrument.

         IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.

                                               MOBILITY ELECTRONICS, INC.


                                               By:
                                                  ------------------------------

                                               ---------------------------------

                                               ---------------------------------
                                                   Richard C. Liggitt


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